UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021 (June 2, 2021)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 2, 2021, At Home Group Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s financial results for the thirteen weeks ended May 1, 2021.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by an affiliate of Hellman & Friedman LLC. In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders a proxy statement and other relevant documents. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (http://investor.athome.com/) or by directing a request to: the Company, 1600 East Plano Parkway, Plano, Texas, 75074, Attention: Investor Relations. Copies of documents filed by the Company with the SEC may also be obtained for free at the SEC’s Web site at http://www.sec.gov.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the Company’s executive officers and directors is set forth in the Company’s Annual Report on Form 10-K, which was filed by the Company with the SEC on March 24, 2021, and the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC by the Company on May 4, 2021. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed merger by reading the preliminary and definitive proxy statement regarding the proposed merger when each such document is filed with the SEC. When available, you may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate”, “are confident”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “look ahead”, “look forward”, “may”, “might”, “on track”, “outlook”, “plan”, “potential”, “predict”, “reaffirm”, “seek”, “should”, “trend”, “will”, or “vision”, or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company’s ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed merger may not be satisfied, such that the proposed merger will not close or that the closing may be delayed; general economic conditions; the proposed merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

99.1	Press Release of At Home Group Inc., dated June 2, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: June 2, 2021	By:	/s/ JEFFREY R. KNUDSON
		Name:	Jeffrey R. Knudson
		Title:	Chief Financial Officer